                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
         [ ]    Preliminary Proxy Statement
         [ ]    Confidential, for Use of the Commission Only (as permitted by
                Rule 14a-6(e)(2))
         [X]    Definitive Proxy Statement
         [ ]    Definitive Additional Materials
         [ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        INTEGRATED SILICON SOLUTION, INC.
                (Name of Registrant as Specified in Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
         [X]    No fee required.
         [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                and 0-11.

              (1) Title of each class of securities to which transaction applies:

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              (2) Aggregate number of securities to which transaction applies:


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              (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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              (4) Proposed maximum aggregate value of transaction:

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              (5) Total fee paid:

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         [ ]   Fee paid previously with preliminary materials:

         [ ]    Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

              (1) Amount previously paid:

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              (2) Form, Schedule or Registration Statement no.:

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              (3) Filing Party:

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              (4) Date Filed:

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
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 29, 1999

TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Integrated Silicon Solution, Inc., a Delaware corporation (the "Company"), will be held on Friday, January 29, 1999 at 2:00 p.m., local time, at the Silicon Valley Capital Club, Fairmont Plaza, 50 West San Fernando, 17th Floor, San Jose, California, for the following purposes:

         1. To elect six (6) directors to serve for the ensuing year and until their successors are duly elected and qualified.

         2. To approve the Company's 1998 Stock Plan with 500,000 shares reserved for issuance thereunder, plus certain shares of Common Stock previously reserved under the Company's prior stock option plan.

         3. To amend the Company's 1995 Director Stock Option Plan to increase the number of shares available for issuance thereunder by 75,000 shares to an aggregate of 125,000 shares.

         4. To ratify the appointment of Ernst & Young, LLP as independent auditors for the Company for the 1999 fiscal year.

         5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing matters are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on December 1, 1998 are entitled to vote at the Annual Meeting.

         All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                                FOR THE BOARD OF DIRECTORS


                                                /s/Gary L. Fischer
                                                Gary L. Fischer
                                                Secretary
Santa Clara, California
December 28, 1998

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IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO
COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.
-------------------------------------------------------------------------------

                        INTEGRATED SILICON SOLUTION, INC.

                                2231 LAWSON LANE
                       SANTA CLARA, CALIFORNIA 95054-3311
                                 (408) 588-0800

                            PROXY STATEMENT FOR 1999
                         ANNUAL MEETING OF STOCKHOLDERS

         The enclosed Proxy is solicited on behalf of the Board of Directors of Integrated Silicon Solution, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Friday, January 29, 1999 at 2:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Silicon Valley Capital Club, Fairmont Plaza, 50 West San Fernando, 17th Floor, San Jose, California.

         These proxy solicitation materials were mailed on or about December 28, 1998 to all stockholders of record on December 1, 1998 (the "Record Date").

                 INFORMATION CONCERNING SOLICITATION AND VOTING

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company at the above address of the Company, written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

VOTING AND SOLICITATION

         Proxies properly executed, duly returned to the Company and not revoked, will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted as the management of the Company may propose. If any matter not described in this Proxy Statement is properly presented for action at the meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote according to their best judgment.

         Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the meeting. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD" OR "ABSTAIN" are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter. Abstentions will have the same effect as a vote against a proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but such non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted. Thus, a broker non-vote will not effect the outcome of the voting on a proposal.

         The cost of soliciting proxies will be borne by the Company. The Company may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and employees, without additional compensation, personally or by telephone or telegram.

RECORD DATE

         Stockholders of record at the close of business on December 1, 1998 are entitled to notice of the meeting and to vote at the meeting.

PRINCIPAL SHARE OWNERSHIP

         At the Record Date, 19,417,827 shares of the Company's Common Stock, $.0001 par value per share, were issued and outstanding and no shares of the Company's Preferred Stock, $.0001 par value per share, were issued and outstanding. As of December 1, 1998, there was no entity known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Proposals by stockholders of the Company which such stockholders intend to present at the Company's 2000 Annual Meeting of Stockholders must be received by the Company no later than August 31, 1999 so that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                  PROPOSAL ONE:

                              ELECTION OF DIRECTORS
NOMINEES

         A board of six (6) directors is to be elected at the Annual Meeting of Stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six (6) nominees named below, all of whom are presently directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee designated by the present Board of Directors to fill the vacancy. It is not expected that any nominees will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until the director's successor has been elected and qualified.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

         The six (6) candidates receiving the highest number of "FOR" votes shall be elected to the Company's Board of Directors. An abstention will have the same effect as a vote withheld for the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW:

                 Name of Nominee                        Age                     Principal Occupation
                 ---------------                        ---                     --------------------
Jimmy S. M. Lee..................................       43       Chief Executive Officer, President and Chairman of
                                                                 the Board of the Company
Kong-Yeu Han.....................................       43       Executive Vice President, General Manager, Taiwan
                                                                 and Director of the Company
Pauline Lo Alker.................................       56       President and Chief Executive Officer,
                                                                 Amplify.net, Inc.
Lip-Bu Tan.......................................       39       General Partner of Walden Group
Hide L.  Tanigami................................       48       President and Chief Executive Officer, Marubun USA
                                                                 Corporation
Chun Win Wong....................................       63       Vice Chairman, Wearnes Technology Pte., Ltd.


        Except as set forth below, each nominee has been engaged in his or her principal occupation described above during the past five (5) years. There are no family relationships among any directors or executive officers of the Company.

        Jimmy S.M. Lee has served as Chief Executive Officer, President and a director of the Company since he co-founded the Company in October 1988. He has also served as a director of ISSI-Taiwan since September 1990. From 1985 to 1988, Mr. Lee was engineering manager at International CMOS Technology, Inc., a semiconductor company, and from 1983 to 1985, he was a design manager at Signetics Corporation, a semiconductor company. Prior thereto, Mr. Lee was a project manager at Toshiba Semiconductor Corporation and a design engineer at National Semiconductor Corporation. Mr. Lee holds an M.S. degree in electrical engineering from Texas Tech University and a B.S. degree in electrical engineering from National Taiwan University.

        Kong-Yeu Han has served as the Company's Executive Vice President since April 1995, as General Manager, ISSI-Taiwan since September 1990 and as a director of the Company since he co-founded the Company in October 1988. He has also served as a director of ISSI-Taiwan since September 1990. From October 1988 to September 1990, he also served as Vice President, Engineering of the Company. From 1985 to 1988, Mr. Han was design engineering manager at Vitelic Corporation, a semiconductor company, and from 1984 to 1985 he was a staff engineer at Signetics Corporation. From 1980 to 1984, Mr. Han was a senior engineer at Advanced Micro Devices and its subsidiary Monolithic Memories, Inc. ("MMI"), both of which are semiconductor companies. Mr. Han holds an M.S. degree in electrical engineering from the University of California, Santa Barbara and a B.S. degree in electrical engineering from National Taiwan University.

        Pauline Lo Alker was appointed to serve as a director of the Company in April 1997. Since June 1998, Ms. Alker has served as President, Chief Executive Officer and Chairman of the Board of Amplify.net, Inc., a company specializing in software solutions for internet/intranet providers. From 1991 until 1998, Ms. Alker was President and Chief Executive Officer of Network Peripherals, Inc., a workgroup networking solutions company. In 1984 she founded Counterpoint Computers, Inc., a developer and manufacturer of high-performance UNIX multiprocessor computers, which was acquired by Acer, Inc. in 1987. She served first as President of Acer's Network Computing Division Counterpoint, then became President of Acer America's Sales and Marketing. Ms. Alker holds B.A. degrees in mathematics and music from Arizona State University. She also serves as a director of Network Peripherals, Inc., a workgroup networking company, and Tektronix, Inc., a test equipment company.

        Lip-Bu Tan has served as a director of the Company since March 1990. Mr. Tan was also a director of ISSI-Taiwan from July 1992 until July 1993. Mr. Tan is a General Partner of the Walden Group of venture capital funds and serves as President of International Venture Capital Investment Corporation ("IVCIC"). Mr. Tan holds an M.S. degree in business administration from the University of San Francisco and a B.S. degree from Nanyang University. He has also served as a director of Creative Technology Ltd., a multimedia products company and Premisys Communications, Inc., a telecommunications company, since 1990.

        Hide L. Tanigami was appointed to serve as a director of the Company on December 3, 1997. Since January 1996, Mr. Tanigami has been President and Chief Executive Officer of Marubun USA Corporation, an electronic components trading company. Since April 1993, he has also been President and Chief Executive Officer of Technology Matrix, Inc., an intellectual property company that coordinates technology development and licensing in Japan. From October 1985 until March 1994, Mr. Tanigami was a co-founder and Vice President of Corporate Development at Catalyst Semiconductor, Inc., a semiconductor company. He was a director of Nexcom Technology, Inc. until its acquisition by ISSI in December 1997. Mr. Tanigami holds an M.A. degree in applied linguistics from San Francisco State University and a B.A. degree from Kansai University of Foreign Studies. Mr. Tanigami also serves as a director of Catalyst Semiconductor, Inc. and Marubun Corporation, Japan, a trading and distribution company.

        Chun Win Wong has served as a director of the Company since December 1994. Mr. Wong was also a director of the Company from March 1991 to May 1994 and a director of ISSI-Taiwan from March 1991 until July 1993. Since April 1994, Mr. Wong has been Vice Chairman of Wearnes Technology Pte, Ltd. ("Wearnes") and since 1983, he has been Group General Manager of Wearnes Brothers, Limited, Singapore, the parent company of Wearnes, both of which are multinational electronics companies. He was also Managing Director of Wearnes from 1983 to 1994. From 1970 to 1980, Mr. Wong was Chief Executive Officer of Industrial Electronics and Engineers Limited, an electronics company which he founded. Mr. Wong holds a degree in electrical and control engineering from the Royal Melbourne Institution of Technology in Australia and a degree from the Manchester College of Science & Technology in England.

SECURITY OWNERSHIP OF MANAGEMENT

        The following table sets forth the beneficial ownership of the Company's Common Stock as of December 1, 1998 (i) by each director of the Company, (ii) by the Company's Chief Executive Officer and the two other executive officers of the Company during fiscal 1998 (such officers are collectively referred to as the "Named Executive Officers"), and (iii) by all current directors and executive officers as a group:

                                                                                  Beneficial Ownership
                                                                                ---------------------------
       Name                                                                     Number             Percent
       ----                                                                     ------             -------
       Jimmy S.M. Lee(1)...............................................         496,944              2.5
       Kong-Yeu Han(2).................................................         424,804              2.2
       Gary L. Fischer(3)..............................................         116,710                *
       Pauline Lo Alker(4).............................................          12,500                *
       Lip-Bu Tan(5)...................................................         384,548              2.0
       Hide L. Tanigami(6).............................................           5,000               *
       Chun Win Wong(7)................................................         561,128              2.9
       All directors and executive officers as a group
            (8 persons) (8)............................................       2,001,634             10.2

----------
*        Less than 1%

(1) Includes 89,633 shares issuable upon exercise of options which are exercisable within 60 days of December 1, 1998. Also includes 51,000 shares held by Mr. Lee as custodian for his minor children.

(2) Includes 82,039 shares issuable upon exercise of options which are exercisable within 60 days of December 1, 1998. Also includes 40,000 shares held by Mr. Han as custodian for his minor children.

(3) Includes 59,000 shares issuable upon exercise of options which are exercisable within 60 days of December 1, 1998. Also includes 1,500 shares held by Mr. Fischer's children.

(4) Represents shares issuable upon exercise of options which are exercisable within 60 days of December 1, 1998.

(5) Includes 9,583 shares issuable upon exercise of options held by Mr. Tan which are exercisable within 60 days of December 1, 1998. Also includes 172,100 shares held by Walden Capital Partners II and 183,333 shares held by IVCIC. Mr. Tan is a General Partner of Walden Group and President of IVCIC and may be deemed to be a beneficial owner of the shares held by such entities.

(6) Represents shares issuable upon exercise of options which are exercisable within 60 days of December 1, 1998.

(7) Includes 13,750 shares issuable upon exercise of options held by Mr. Wong which are exercisable within 60 days of December 1, 1998. Also includes an aggregate of 537,378 shares held by Wearnes Technology Pte. Ltd. and United Wearnes Technology Pte. Ltd. Mr. Wong is the Managing Director of Wearnes and may be deemed to be a beneficial owner of the shares held by such entities.

(8) Includes 271,505 shares issuable upon the exercise of options which are exercisable within 60 days of December 1, 1998. See notes 1 through 8 above.

BOARD MEETINGS AND COMMITTEES

         The Board of Directors of the Company held seven (7) meetings during fiscal 1998.

         The Audit Committee, consisting of Messrs. Tan and Wong, held one (1) meeting during fiscal 1998. The Audit Committee reviews the financial statements and the internal financial reporting system and controls of the Company with the Company's management and independent auditors, recommends resolutions for any dispute between the Company's management and its auditors, and reviews other matters relating to the relationship of the Company with its auditors.

         The Compensation Committee consisted of Messrs. Banatao and Tan during fiscal 1998. The Compensation Committee held no meetings in fiscal 1998. However, the Board of Directors reviewed employee compensation at its July 24, 1998 meeting. The Compensation Committee makes recommendations to the Board of Directors regarding the Company's executive compensation policies and administers the Company's stock option plans and employee stock purchase plan.

         The Board of Directors currently has no nominating committee or committee performing a similar function.

         Each director, except for Mr. Banatao, attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during fiscal 1998 and (ii) the total number of meetings held by all committees of the Board of Directors during fiscal 1998 on which such director served. Mr. Banatao, who resigned as a director of the Company on November 9, 1998, attended 43% of the total number of meetings of the Board of Directors and 50% of the total number of meetings of committees on which he served during fiscal 1998.


                            COMPENSATION OF DIRECTORS

         Non-employee directors receive $1,000 for attendance at each Board meeting and are reimbursed for all reasonable expenses incurred by them in attending Board and Committee meetings. In addition, each non-employee director is eligible to participate in the Company's 1995 Director Stock Option Plan (the "Director Plan"). Under the Director Plan, each non-employee director is automatically granted a nonstatutory option to purchase 2,500 shares of Common Stock upon the date upon which such person first becomes a non-employee director. In addition, each director who has been a non-employee director for at least six (6) months will automatically receive a nonstatutory option to purchase 2,500 shares of Common Stock upon such director's annual reelection to the Board by the stockholders. Options granted under the Director Plan have a term of ten (10) years unless terminated sooner upon termination of the optionee's status as a director or otherwise pursuant to the Director Plan. The exercise price of each option granted under the Director Plan is equal to the fair market value of the Common Stock on the date of grant. Options granted under the Director Plan are subject to cumulative monthly vesting over a twelve
(12) month period commencing at the date of grant. On January 30, 1998, Messrs. Tan, Wong, Tanigami, and Banatao and Ms. Alker were each granted an option under the Director Plan to purchase 2,500 shares of Common Stock at an exercise price of $10.00 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Board of Directors consisted of Messrs. Banatao and Tan during fiscal 1998, neither of whom had been or was an officer or an employee of the Company. No member of the

Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

         The members of the Compensation Committee of the Board of Directors during fiscal 1998 were Messrs. Banatao and Tan. Mr. Banatao resigned as a director of the Company on November 9, 1998. Both members of the Compensation Committee were non-employee directors. The Compensation Committee reviews compensation levels of senior management and recommends salaries and other compensation paid to senior management to the Company's Board of Directors for approval.

         Compensation Philosophy. The Company's executive pay programs are designed to attract and retain executives who will contribute to the Company's long-term success, to reward executives for achieving both short and long-term strategic Company goals, to link executive and stockholder interests through equity-based plans, and to provide a compensation package that recognizes individual contributions and Company performance. A meaningful portion of each executive's total compensation is intended to be variable and to relate to and be contingent upon Company performance. The Company's compensation philosophy is that cash compensation must be competitive with other semiconductor companies of comparable size in order to help motivate and retain existing staff and provide a strong incentive to achieve specific Company goals. The Company believes that the use of stock options as a long-term incentive links the interests of the employees to those of the stockholders and motivates key employees to remain with the Company to a degree that is critical to the Company's long-term success.

         Components of Executive Compensation. The two key components of the Company's senior management compensation program in fiscal 1998 were base salary and long-term incentives, represented by the Company's stock option program. The Compensation Committee utilizes an industry recognized independent annual survey of companies to determine whether the Company's senior management compensation is within the competitive range. Base salary is set for each senior manager commensurate with that person's level of responsibility and within the parameters of companies of comparable size within the semiconductor industry. Messrs. Lee and Han accepted a 20% salary reduction from July 1, 1998 to December 31, 1998, and Mr. Fischer accepted a 10% salary reduction from July 1, 1998 to December 31, 1998. Effective January 1, 1999, Mr. Lee's base salary reverts to the level established October 1, 1997 of $267,800.

         It is the policy of the Company, and the members of the Committee believe that it is consistent with practices of comparable companies in the industry, that bonus compensation should comprise a meaningful portion of the annual total compensation of senior management. Due to the declining market conditions in fiscal 1998, no bonuses were approved for the executive officers for fiscal 1998.

         Stock options are generally granted when a senior manager joins the Company and additional options may be granted from time-to-time thereafter. The options granted to each senior manager generally vest over a four (4) year period. In addition to the stock option program, senior managers are eligible to participate in the Company's 1993 Employee Stock Purchase Plan.

         Other elements of executive compensation include participation in Company-wide medical and dental benefits and the ability to defer compensation pursuant to a 401 (k) plan, and a non-qualified deferred compensation program. The Company does not match annual contributions under the 401 (k) plan at this time.

         The Compensation Committee has considered the potential impact of
Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Section"). The Section disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the Named Executive Officers, unless such compensation is performance-based. Since the cash compensation of each of the Named Executive Officers is below the $1 million threshold and the Compensation

Committee believes that any options granted under the Company's Stock Plan will meet the requirements of being performance-based, the Compensation Committee believes that the Section will not reduce the tax deduction available to the Company. The Company's policy is to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax laws. However, the Compensation Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to the Company's success. Consequently, the Compensation Committee recognizes that the loss of a tax deduction could be necessary in some circumstances.

        Mr. Lee receives no other material compensation or benefits not provided to all executive officers.

                             Compensation Committee of the Board of Directors

                             Diosdado P. Banatao
                             Lip-Bu Tan

                                  PROPOSAL TWO:

                           APPROVAL OF 1998 STOCK PLAN

         On October 29, 1998, the Company's Board of Directors adopted and approved the Company's 1998 Stock Plan (the "Stock Plan"), subject to stockholder approval. The Stock Plan will replace the Company's 1989 Stock Option Plan (the "Option Plan"), which will expire on May 24, 1999, with respect to future grants. A total of 4,487,500 shares of Common Stock were reserved for issuance under the Option Plan, and as of December 1, 1998, an aggregate of 1,052,240 shares remained ungranted under the Option Plan. Upon stockholder approval, the Stock Plan will become effective and no future options will be granted under the Option Plan. No options have been granted under the Stock Plan.

         Subject to the other provisions of the Stock Plan, the maximum number of shares of Common Stock which may be optioned and sold under the Stock Plan shall be 500,000 shares plus any shares which have been reserved but unissued under the Option Plan and any shares returned to the Option Plan as a result of the termination of options under the Option Plan. At the Annual Meeting, the stockholders are being requested to approve the Stock Plan and the reservation of the shares thereunder. The Board believes that the adoption of the Stock Plan will enable the Company to continue its policy of widespread employee stock ownership as a means to motivate high levels of performance and to recognize key employee accomplishments.

         For a description of the principal features of the Stock Plan, see "Appendix A -- Description of the 1998 Stock Plan."

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

         The approval of the Stock Plan requires the affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE APPROVAL OF THE STOCK PLAN.

                                 PROPOSAL THREE:

            APPROVAL OF AMENDMENT TO 1995 DIRECTOR STOCK OPTION PLAN

         The Company's Board of Directors and stockholders have previously adopted and approved the Company's 1995 Director Stock Option Plan (the "Director Plan"). A total of 50,000 shares of Common Stock are presently reserved for issuance under the Director Plan. On October 29, 1998, the Board of Directors approved an amendment to the Director Plan, subject to stockholder approval, to increase the shares reserved for issuance thereunder by 75,000 shares, bringing the total number of shares issuable under the Director Plan to 125,000. As of December 1, 1998, 17,500 shares were available for future issuance under the Director Plan.

         At the Annual Meeting, the stockholders are being requested to consider and approve the proposed amendment to the Director Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 75,000 shares, bringing the total number of shares issuable under the Director Plan to 125,000. The Board believes that the amendment will enable the Company to attract and retain the best available personnel to serve as outside directors of the Company.

         For a description of the principal features of the Director Plan, see "Appendix B -- Description of the 1995 Director Stock Option Plan."

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

         The approval of the amendment to the Director Plan requires the affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE AMENDMENT TO THE DIRECTOR PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER.

                                 PROPOSAL FOUR:

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has selected Ernst & Young, LLP, independent auditors, to audit the financial statements of the Company for the 1999 fiscal year. This nomination is being presented to the stockholders for ratification at the meeting. Ernst & Young, LLP has audited the Company's financial statements since 1990. A representative of Ernst & Young, LLP is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

         The affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting is required to ratify the Board's selection. If the stockholders reject the nomination, the Board will reconsider its selection.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 1999 FISCAL YEAR.



                       COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth all compensation received for services rendered to the Company and the Company's subsidiaries in all capacities during the last three fiscal years by (i) the Company's Chief Executive Officer and (ii) the Company's two other Named Executive Officers:

                           SUMMARY COMPENSATION TABLE

                                                                                              Long Term
                                                Annual Compensation(1)                      Compensation
                               ---------------------------------------------------------    -------------
                               Fiscal                                       Other Annual       Awards
 Name and Principal Position    Year         Salary         Bonus(2)       Compensation(3)    Options(4)
 ---------------------------   ------        ------         -------        ---------------    ---------
Jimmy S.M. Lee.............     1998         $257,395            -                  -                -
Chief Executive Officer and     1997         255,741             -                  -         108,000
President                       1996         248,205             -                  -          33,000

Kong-Yeu Han...............     1998         204,780             -             45,640               -
Executive Vice President and    1997         218,417             -             49,899          94,000
General Manager, Taiwan         1996         219,229             -             50,307          30,000

Gary L. Fischer............     1998         185,554             -                  -               -
Executive Vice President and    1997         181,954        10,000                  -          50,000
Chief Financial Officer         1996         170,000             -                  -          12,000



(1) Excludes perquisites and other personal benefits which for each Named Executive Officer did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for such officer.

(2) Includes bonus awards earned for performance in the fiscal year noted even though such amounts are payable in subsequent years. Excludes bonus awards paid in the fiscal year noted but earned in prior years.

(3)      In fiscal 1998, 1997 and 1996, includes $45,640, $49,899 and $50,307, respectively, for housing allowance and rent allowance in connection with Mr. Han's relocation to Taiwan.

(4) Options granted in fiscal 1997 include options previously granted in fiscal 1996 that were repriced in fiscal 1997.

                        OPTION GRANTS IN FISCAL YEAR 1998

         No options were granted to the Named Executive Officers during fiscal 1998.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth certain information concerning options exercised by the Named Executive Officers in fiscal 1998, and exercisable and unexercisable stock options held by each of the Named Executive Officers as of September 30, 1998.



                                                                          Fiscal Year-End Option Values
                                                        ------------------------------------------------------------------
                                                                                                Value of Unexercised
                                                         Number of Unexercised Options       In-the-Money Options at Fiscal
                                                              at Fiscal Year End                   Year End(1)
                                                         -----------------------------      ------------------------------
                              Shares
                            Acquired on    Value
          Name                Exercise    Realized         Exercisable    Unexercisable     Exercisable    Unexercisable
          ---               -----------   --------         ----------     -------------     -----------    -------------
Jimmy S.M. Lee........         34,500     204,620            65,167         67,833             -               -
Kong-Yeu Han..........         80,000     474,480            60,772         58,228             -               -
Gary L. Fischer.......         54,800     193,510            47,354         33,896             -               -

-------------------------

         (1) The value of an "in the money" option represents the difference between the exercise price of such option and the fair market value of the Company's Common Stock at September 30, 1998, multiplied by the total number of shares subject to the option.

COMPARISON OF TOTAL CUMULATIVE STOCKHOLDER RETURN

         The following graph sets forth the Company's total cumulative stockholder return compared to the Standard & Poor's 500 Index and the Standard & Poor's Semiconductor Index for the period February 3, 1995 (the date of the Company's initial public offering) through September 30, 1998. Total stockholder return assumes $100 invested at the beginning of the period in the Common Stock of the Company, the stocks represented in the Standard & Poor's 500 Index and the stocks represented in the Standard & Poor's Semiconductor Index, respectively. Total return also assumes reinvestment of dividends; the Company has paid no dividends on its Common Stock.

         Historical stock price performance should not be relied upon as indicative of future stock price performance.








SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely on its review of copies of filings under Section 16 (a) of the Securities Exchange Act of 1934, as amended, received by it, or written representations from certain reporting persons, the Company believes that during fiscal 1998, all Section 16 filing requirements were met.

                              CERTAIN TRANSACTIONS

         In December 1997, the Company acquired Nexcom Technology, Inc. ("Nexcom"). In connection with this acquisition, the Company assumed a promissory note owed by Nexcom in the amount of $100,000 payable to Technology Matrix, Inc. The promissory note bears interest at the rate of 7% per annum. Principal and accrued interest on the promissory note is due and payable in July 1999. Hide L. Tanigami, a director of the Company, is President and Chief Executive Officer of Technology Matrix, Inc. In addition, in connection with this acquisition, the Company assumed a liability owed by Nexcom to Mr. Tanigami in the amount of $200,000. This amount was paid by the Company to Mr.
Tanigami in January 1998.

         In January 1998, the Company loaned Gary L. Fischer, Executive Vice President and Chief Financial Officer of the Company, $260,000 pursuant to a promissory note in order to enable Mr. Fischer to exercise a Company stock option and to pay related taxes. As of September 30, 1998, the outstanding balance on the promissory note was $267,007, including accrued interest, which was the largest aggregate amount of indebtedness outstanding under the promissory note during fiscal 1998. The promissory note bears interest at the rate of 5.39% per annum.

         In June 1998, the Company sold approximately 46% of Integrated Silicon Solution (Taiwan), Inc. ("ISSI-Taiwan") to a group of private investors for an aggregate purchase price of approximately $37.6 million. Prior to this transaction, ISSI-Taiwan was a wholly-owned subsidiary of the Company. Lip-Bu Tan, a director of the Company, is also a director of the following purchasers:
Asian Venture Capital Investment Corporation, International Venture Capital Investment Corporation, TWG Investment LDC, Sino-French Capital Investment Company, and O,W&W Investments Limited. K.Y. Han, a director of the Company, is a director, President, and General Manager of ISSI-Taiwan. Jimmy S.M. Lee, Chief Executive Officer, President, and a director of the Company is a director of ISSI-Taiwan. In fiscal 1998, the Company purchased a total of $66.5 million of product from ISSI-Taiwan.

         In November 1998, NexFlash Technologies, Inc., a subsidiary of the Company ("NexFlash"), sold 2,009,660 shares of Series A Preferred Stock to the Company and 669,885 shares of its Series A Preferred Stock to ISSI-Taiwan in consideration for the grant of certain technology rights. NexFlash also sold 2,944,986 shares of its Series B Preferred Stock for an aggregate purchase price of $7,362,465 to investors, which included 400,000 shares to ISSI-Taiwan for $1,000,000. NexFlash was formed in September 1998 as a wholly owned subsidiary of the Company. Mr.
Lee is acting Chief Executive Officer and a director of NexFlash.


                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors of the Company may recommend.

                             THE BOARD OF DIRECTORS

Santa Clara, California
December 28, 1998

                                   APPENDIX A

                       DESCRIPTION OF THE 1998 STOCK PLAN

         General. The Company's 1998 Stock Plan (the "Stock Plan") was adopted by the Board of Directors on October 29, 1998. The Stock Plan authorizes the Board, or one or more committees which the Board may appoint from among its members (the "Committee"), to grant stock options or stock purchase rights ("SPRs"). Options granted under the Stock Plan may be either Incentive Stock Option ("ISOs") as defined in Section 422 of the Code, or Nonstatutory Stock Options ("NSOs"), as determined by the Board or the Committee.

         Subject to other provisions of the Stock Plan, the maximum aggregate number of shares of Common Stock which may be optioned and sold under the Stock Plan shall be 500,000 shares plus any shares which have been reserved but unissued under the Option Plan and any shares returned to the Option Plan as a result of the termination of options under the Option Plan. The shares reserved under the Stock Plan may be authorized, but unissued, or reacquired Common Stock.

         Purpose. The general purpose of the Stock Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors, and Consultants and to promote the success of the Company's business.

         Administration. The Stock Plan may be administered by the Board or the Committee. Subject to the other provisions of the Stock Plan, the Board or the Committee has the authority to: (i) interpret the Stock Plan and apply its provisions; (ii) prescribe, amend or rescind rules and regulations relating to the Stock Plan; (iii) select the persons to whom Options and SPRs are to be granted; (iv) determine the number of shares to be made subject to each Option and SPR; (v) determine whether and to what extent Options and SPRs are to be granted; and (vi) prescribe the terms and conditions of each Option and SPR (including the exercise price, whether an Option will be classified as an ISO or a NSO and the provisions of the Stock Option or Stock Purchase Agreement to be entered into between the Company and the grantee). All decisions, interpretations and other actions of the Board or Committee shall be final and binding on all holders of Options and SPRs and on all persons deriving their rights therefrom.

         Eligibility. The Stock Plan provides that Options and Stock Purchase Rights may be granted to the Company's Employees, Directors, and Consultants (as such terms are defined in the Stock Plan). ISOs may be granted only to Employees. Any Optionee who owns more than 10% of the combined voting power of all classes of outstanding stock of the Company or any Parent or Subsidiary is not eligible for the grant of an ISO unless the Exercise Price of the Option is at least 110% of the fair market value of the Common Stock on the date of grant.

         The Stock Plan provides that no employee shall be granted, in any fiscal year of the Company, options to purchase more than 250,000 shares of Common Stock. In connection with an employee's initial employment, the employee may be granted options to purchase up to an additional 250,000 shares of Common Stock.

         Terms and Conditions of Options. Each Option granted under the Stock Plan is evidenced by a written stock option agreement between the Optionee and the Company and is subject to the following terms and conditions:

                  (a) Exercise Price. The Board determines the exercise price of Options to purchase shares of Common Stock at the time the Options are granted. However, excluding Options issued to 10% Stockholders, the exercise price under an ISO must not be less than 100% of the fair market value of the Common Stock on the date the Option is granted. Generally, the fair market value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the Nasdaq National Market on the last market trading day prior to the date of determination.

                  (b) Form of Consideration. The means of payment for shares issued upon exercise of an Option is specified in each stock option agreement and generally may be made by cash, check, promissory note, other shares of Common Stock of the Company owned by the Optionee, delivery of an exercise notice together with irrevocable instructions to a broker to deliver the exercise price to the Company from the sale or loan proceeds, reduction in the amount of any Company liability to the Optionee, or by a combination thereof, or such other consideration and method of payment for the issuance of shares to the extent permitted by applicable laws.

                  (c) Exercise of the Option. Each stock option agreement will specify the term of the Option and the date when the Option is to become exercisable. However, in no event shall an Option granted under the Stock Plan be exercised more than ten (10) years after the date of grant. Moreover, in the case of an ISO granted to a 10% Stockholder, the term of the Option shall be for no more than five (5) years from the date of grant.

                  (d) Termination of Continuous Status. In the event of termination of an Optionee's Continuous Status as an Employee, Director, or Consultant with the Company (as the case may be), such Optionee may, but only within three (3) months following the Optionee's termination (or within such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and such time period not exceeding ninety (90) days) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (e) Disability. In the even of termination of an Optionee's Continuous Status as an Employee, Director, or Consultant as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months (or within such other period of time as is determined by the Board) from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (f) Death. In the event of the death of an Optionee while Optionee is an Employee, Director, or Consultant, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of death, or if Optionee's estate does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (g) Termination of Options. Each stock option agreement will specify the term of the Option and the date when all or any installment of the Option is to become exercisable. Notwithstanding the foregoing, however, the term of an ISO shall not exceed ten (10) years from the date of grant. No Options may be exercised by any person after the expiration of its term.

                  (h) Nontransferability of Options. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

                  (i) Value Limitation. If the aggregate Fair Market Value of all shares of Common Stock subject to an Optionee's ISO which are exercisable for the first time during any calendar year under all plans of the Company or any Parent or Subsidiary exceeds $100,000, such excess Options shall be treated as NSOs.

                  (j) Buyout Provisions. The Board or Committee may at any time offer to buy out for a payment in cash or shares, an Option previously granted, based on such terms and conditions as the Board or Committee shall establish and communicate to the Optionee at the time that such offer is made.

         Stock Purchase Rights. The Stock Plan permits the Company to grant rights to purchase Common Stock either alone or in combination with other awards granted under the Stock Plan or in combination with cash awards made outside of the Stock Plan. After the Board or Committee determines that it will offer Stock Purchase Rights under the Stock Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of shares that the offeree shall be entitled to purchase, the price to be paid and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Board or Committee.

         Unless the Board or Committee determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Board or Committee may determine.

         Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or SPR, and the number of shares of Common Stock which have been authorized for issuance under the Stock Plan but as to which no Options or SPRs have yet been granted or which have been returned to the Stock Plan upon cancellation or expiration of an Option or SPR, as well as the price per share of Common Stock covered by each such outstanding Option or SPR, shall be proportionately adjusted for an any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or SPR.

         In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee, as soon as practicable prior to the effective date of such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

In the event of a merger of the Company with or into another corporation, the Option or SPR may be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Option or SPR or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option or SPR as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option or SPR fully exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Optionee that the Option or SPR shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or SPR will terminate upon the expiration of such period.

         Amendments, Suspensions and Termination of the Option Plan. The Board may amend, alter, suspend or discontinue the Stock Plan at any time, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee unless mutually agreed otherwise between the Optionee and the Board in a writing signed by the Optionee and the Company. The Company shall obtain stockholder approval for any Stock Plan amendment to the extent necessary to comply with applicable laws. In any event, the Stock Plan will terminate automatically in 2008.

        Federal Tax Information for Stock Plan. Options granted under the Stock Plan may be either ISOs or NSOs.

         An Optionee who is granted an ISO will not recognize taxable income either at the time the Option is granted or upon its exercise, although the exercise may subject the Optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two (2) years after grant of the Option and one (1) year after exercise of the Option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the Optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares on the date of exercise and (ii) the sale price of the shares. A different rule for measuring ordinary income upon such premature disposition may apply if the Optionee is also an Officer, Director, or 10% Stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the Optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

         All Options which do not qualify as ISOs are referred to as NSOs. An Optionee will not recognize any taxable income at the time he or she is granted an NSO. However, upon its exercise, the Optionee will recognize ordinary income generally measured as the excess of the then Fair Market Value of the shares purchased over the purchase price. Any ordinary income recognized in connection with an Option exercise by an Optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the Optionee, any difference between the sales price and the Optionee's purchase price, to the extent not recognized as ordinary income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the Optionee with respect to shares acquired upon exercise of an NSO.

         Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of
Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

         The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% shareholder of the Company.

         THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE OPTIONEE AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE STOCK PLAN, DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE OPTIONEE'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE OPTIONEE MAY RESIDE.

         Stock Plan Benefits. The Company is unable to predict the amount of benefits that will be received by or allocated to any particular participant under the Stock Plan. The following table sets forth the dollar amount and the number of shares granted under the Option Plan during the last fiscal year to
(i) each of the Company's Named Executive Officers, (ii) all executive officers as a group, (iii) all non-employee directors as a group and (iv) all employees other than executive officers as a group.

                            STOCK PLAN BENEFITS TABLE

                                                                               DOLLAR VALUE      NUMBER OF SHARES
                              NAME AND POSITION                                OF GRANTS(1)           GRANTED
                              -----------------                                -----------       ----------------
Jimmy S.M. Lee............................................................           -                    -
Chief Executive Officer and President

Kong-Yeu Han..............................................................           -
Executive Vice President and General Manager, Taiwan                                                      -

Gary L. Fischer...........................................................           -
Executive Vice President and Chief Financial Officer                                                      -

All Executive Officers as a Group (3 persons).............................           -
                                                                                                          -
All Non-employee Directors as a Group (4 persons).........................           -
                                                                                                          -
All Employees other than Executive Officers as a Group....................    $1,325,156              128,500


(1) The dollar value of option grants under the Option Plan was computed by multiplying the number of shares subject to the option times the exercise price of the option. All options granted under the Option Plan were granted at an exercise price equal to the fair market value of the Common Stock on the date of grant.

                                   APPENDIX B

               DESCRIPTION OF THE 1995 DIRECTOR STOCK OPTION PLAN


         General. The Company's 1995 Director Option Plan (the "Director Plan") provides for the granting of nonstatutory stock options to nonemployee directors of the Company. A total of 50,000 shares of Common Stock are presently reserved for issuance pursuant to the Director Plan. As of December 1, 1998, an aggregate of 17,500 shares were available for future grant under the Director Plan. In On October 29, 1998, the Board amended the Director Plan, subject to stockholder approval, to increase shares reserved for issuance from 75,000 to 125,000. The stockholders are being asked to approve this share increase at the Annual Meeting. The Director Plan authorizes the Board to grant nonstatutory stock options to nonemployee directors of the Company.

        Personnel. The purpose of the Director Plan is to attract and retain the best available personnel to serve as outside directors of the Company.

         Administration. The Director Plan is administered by the Board. However, all options granted under the Director Plan are automatic and non-discretionary. Upon re-election to the Board at the Annual Meeting of stockholders each year during the term of the Director Plan, each outside director will automatically receive an option to purchase 2,500 shares (the "Annual Grant"). Additionally, each new outside director will automatically be granted an option to purchase 2,500 shares upon the date on which such person becomes a director (the "Initial Grant").

         The Board has the authority to: (i) determine the fair market value of the Common Stock in accordance with the terms of the Director Plan; (ii) interpret the Director Plan; (iii) prescribe, amend and rescind rules and regulations relating to the Director Plan; (iv) authorize any person to execute, on behalf of the Company, any instrument required to effectuate the grant of an option previously granted under the Director Plan; and (v) make all other determinations deemed necessary or advisable for the administration of the Director Plan. All decisions, determinations, and interpretations of the Board shall be final.

        Eligibility. The Director Plan provides that options may be granted only to the Company's outside directors.

         Terms and Conditions. Each option granted under the Director Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

                  (a) Exercise Price. The price to be paid for shares of Common Stock upon the exercise of an option granted under the Director Plan shall be 100% of the fair market value of the Common Stock on the date the option is granted. If the Common Stock is listed on any established stock exchange or a national market system, the fair market value shall be the closing sale price for such stock (or the closing bid if no sales were reported) on the date the option is granted. If the Common Stock is traded on the over-the-counter market, the fair market value shall be the mean of the high bid and low asked prices on the date the option is granted.

                  (b) Form of Consideration. The consideration to be paid for the shares of Common Stock issued upon exercise of an option shall be determined by the Board. Such form of consideration may vary for each option, and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair

Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (7) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or
(8) any combination of the foregoing methods of payment.

                  (c) Exercise of the Option. Annual Grants under the Director Plan will become exercisable in installments cumulatively as to 1/12th of the shares of Common Stock subject to the Annual Grants at the end of each month following the date of grant. Initial Grants under the Director Plan will become exercisable in installments cumulatively as to 1/12th of the shares of Common Stock subject to the Initial Grants at the end of each month following the date of grant. In no event may an option granted under the Director Plan be exercised more than ten years after the date of grant. An option granted under the Director Plan is not exercisable for a fraction of a share. An option is exercised by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased and by tendering full payment of the purchase price.

                  (d) Termination of Status as a Director. If the optionee's status as a director terminates for any reason (other than death or permanent disability), then all options held by such optionee under the Director Plan expire upon the earlier of (i) three months after such termination or (ii) the expiration date of the option. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable as of the date of termination of the optionee's status as a director.

                  (e) Permanent Disability. If the optionee's status as a director terminates as a result of total and permanent disability (as defined in the Code), then all options held by such optionee under the Director Plan shall expire upon the earlier of (i) twelve months after the date of such termination or (ii) the expiration date of the option. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable at the time of termination of the optionee's status as a director.

                  (f) Death. If an optionee dies while serving as a director of the Company, the director's options under the Director Plan shall expire upon the earlier of (i) twelve months after his or her death or (ii) the expiration date of the option. The executor or legal representative of the optionee may exercise all or part of the optionee's option at any time before such expiration to the extent that such option was exercisable at the time of the optionee's death.

                  (g) Nontransferability of Options. An option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable during the optionee's lifetime only by the optionee. In the event of the optionee's death, options held by the optionee may be exercised by a person who acquires the right to exercise the option by bequest or inheritance.

        Adjustments Upon Changes in Capitalization, Dissolution or Merger or Asset Sale.

                  (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares covered by each outstanding Option and the number of shares which have been authorized for issuance under the Director Plan but as to which no Options have yet been granted or which have been returned to the Director Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to an Option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

                  (c) Mergers or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, in a transaction or series of transactions whereby the stockholders of the Company hold less than a majority of the outstanding capital stock of the surviving or successor entity, each outstanding Option shall become fully vested and exercisable, including as to shares that would not otherwise be exercisable. If an Option becomes fully vested and exercisable in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option shall terminate upon the expiration of such thirty
(30) day period.

         Amendment and Termination of the Director Plan. The Board may amend, alter, suspend or discontinue the Director Plan; provided, however, that such action shall not impair the rights of any optionee under the Director Plan without the optionee's consent.

         Federal Income Tax Consequences. All options granted under the Director Plan are nonstatutory options. An optionee who is granted a nonstatutory stock option will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured by the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. The Company will be entitled to a deduction in the same amount as ordinary income recognized by the employee. Upon sale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as provided above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

         Director Plan Benefits. Only outside directors of the Company are eligible to receive grants under the Director Plan. During fiscal 1998, each outside director automatically received an option to purchase 2,500 shares of Common Stock on the date of the Annual Meeting of Stockholders at the fair market value of the Common Stock on such date.

                        INTEGRATED SILICON SOLUTION, INC.
                                      PROXY
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints JIMMY S.M. LEE and GARY L. FISCHER, jointly and severally, proxies, with full power of substitution, to vote all shares of Common Stock of Integrated Silicon Solution, Inc., a Delaware corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Silicon Valley Capital Club, Fairmont Plaza, 50 West San Fernando, 17th Floor, San Jose, California, on January 29, 1999, at 2:00 p.m., local time, or any adjournment thereof. The proxies are being directed to vote as specified below or, if no specification is made, FOR the election of directors, FOR the proposal to approve the Company's 1998 Stock Plan, FOR the proposal to amend the Company's 1995 Director Stock Option Plan, FOR the appointment of Ernst & Young, LLP as independent auditors and in accordance with their discretion on such other matters that may properly come before the meeting.

                The directors recommend a FOR vote on each item.

                  (Continued and to be signed on reverse side.)

                                                       FOR          WITHHELD
                                                  all nominees      AUTHORITY
                                                 listed (except    to vote for
                                                  as withheld)   nominees listed
1.   ELECTION OF DIRECTORS                             [ ]             [ ]
     (Instruction: To withhold authority to vote for any individual nominees, strike that nominee's name below.)

     Nominees:   Jimmy S.M. Lee           Kong-Yeu Han
                 Pauline Lo Alker         Hide Tanigami
                 Lip-Bu Tan               Chun Win Wong

                                                       FOR    AGAINST    ABSTAIN
2.   Proposal to approve the Company's 1998 Stock      [ ]      [ ]        [ ]
     Plan with 500,000 shares reserved for issuance thereunder:

                                                       FOR    AGAINST    ABSTAIN
3.   Proposal to amend the Company's 1995 Director     [ ]      [ ]        [ ]
     Stock Option Plan to increase the number of shares available for issuance thereunder by 75,000 shares to an aggregate of 125,000 shares:

                                                       FOR    AGAINST    ABSTAIN
4.   Proposal to ratify the appointment of Ernst       [ ]      [ ]        [ ]
     & Young, LLP as independent auditors for the 1999 fiscal year:

                                                                YES        NO
     I plan to attend the Meeting:                              [ ]        [ ]


Signature(s) _________________________________________________ Date ____________
(Signature(s) must be exactly as name(s) appear on this Proxy. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the names of more than one person, each should sign this Proxy.)

                                    ANNEX A

                        INTEGRATED SILICON SOLUTION, INC.

                                 1998 STOCK PLAN


     1.   Purposes of the Plan. The purposes of this 1998 Stock Plan are:

          o to attract and retain the best available personnel for positions of substantial responsibility,

          o to provide additional incentive to Employees, Directors and Consultants, and

          o    to promote the success of the Company's business.

     Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2.   Definitions. As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

          (c)  "Board" means the Board of Directors of the Company.

          (d)  "Code" means the Internal Revenue Code of 1986, as amended.

          (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

          (f)  "Common Stock" means the common stock of the Company.

          (g) "Company" means Integrated Silicon Solution, Inc., a Delaware corporation.

          (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (i)  "Director" means a member of the Board.

          (j)  "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

          (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (p) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

          (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (r)  "Option" means a stock option granted pursuant to the Plan.

          (s) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (t) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

          (u) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

          (v) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

          (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (x)  "Plan" means this 1998 Stock Plan.

          (y) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

          (z) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          (aa) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (bb) "Section 16(b)" means Section 16(b) of the Exchange Act.

          (cc) "Service Provider" means an Employee, Director or Consultant.

          (dd) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

          (ee) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

          (ff) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is (a) Five Hundred Thousand (500,000) Shares, plus (b) any Shares which have been reserved but unissued under the Company's 1989 Stock Plan (the "1989 Plan") as of the date of stockholder approval of this Plan, and (c) any Shares returned to the 1989 Plan after the date of stockholder approval of this Plan as a result of the termination of options under the 1989 Plan. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4.   Administration of the Plan.

          (a)  Procedure.

               (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

               (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

               (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

               (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i)  to determine the Fair Market Value;

               (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

               (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

               (iv) to approve forms of agreement for use under the Plan;

               (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

               (vii) to institute an Option Exchange Program;

               (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

               (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

               (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

               (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

               (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

     5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

     6.   Limitations.

          (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

          (c)  The following limitations shall apply to grants of Options:

               (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 250,000 Shares.

               (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 250,000 Shares which shall not count against the limit set forth in subsection (i) above.

               (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 13.

               (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

     8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     9.   Option Exercise Price and Consideration.

          (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

               (i)  In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

          (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

               (i)  cash;

               (ii) check;

               (iii) promissory note;

               (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

               (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

               (vii) any combination of the foregoing methods of payment; or

               (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10.  Exercise of Option.

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed exercised when the Company receives:
(i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

               Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11.  Stock Purchase Rights.

          (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

          (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

     13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

          (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     15.  Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     16.  Conditions Upon Issuance of Shares.

          (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     19. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                                    ANNEX B

                        INTEGRATED SILICON SOLUTION, INC.

                         1995 DIRECTOR STOCK OPTION PLAN
                          (AS AMENDED OCTOBER 29, 1998)


     1. Purposes of the Plan. The purposes of this 1995 Director Stock Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

          All options granted hereunder shall be nonstatutory stock options.

     2.   Definitions. As used herein, the following definitions shall apply:

          (a)  "Board" means the Board of Directors of the Company.

          (b)  "Code" means the Internal Revenue Code of 1986, as amended.

          (c)  "Common Stock" means the Common Stock of the Company.

          (d) "Company" means Integrated Silicon Solution, Inc., a Delaware corporation.

          (e) "Continuous Status as a Director" means the absence of any interruption or termination of service as a Director.

          (f)  "Director" means a member of the Board.

          (g) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (i) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of grant, as reported in The Wall Street Journal or such other source as the Board deems reliable;

               (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (j)  "Option" means a stock option granted pursuant to the Plan.

          (k)  "Optioned Stock" means the Common Stock subject to an Option.

          (l)  "Optionee" means an Outside Director who receives an Option.

          (m)  "Outside Director" means a Director who is not an Employee.

          (n) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (o)  "Plan" means this 1995 Director Stock Option Plan.

          (p) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

          (q) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

     3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 125,000 Shares of Common Stock (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4.   Administration and Grants of Options under the Plan.

          (a) Procedure for Grants. The provisions set forth in this Section 4(a) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

               (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

               (ii) Each Outside Director shall be automatically granted an Option (the "First Option") to purchase 10,000 Shares (adjusted as provided in
Section 10(a) hereof) on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that no First Option shall be granted hereunder to a person who was a Director and who has become an Outside Director as a result of such person no longer being employed by the Company.

               (iii) Each Outside Director shall be automatically granted an Option (a "Subsequent Option") to purchase 10,000 shares (adjusted as provided in Section 10(a) hereof) on the date on which such person is re-elected by the stockholders of the Company as an Outside Director; provided, however, that no Option shall be granted hereunder to an Outside Director who is re-elected within six months of being appointed or elected to the Board.

               (iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, no Options shall be exercisable before the Company has obtained stockholder approval of the Plan in accordance with Section 16.

               (v) The terms of a First Option granted hereunder shall be as follows:

                    (A)  the term of the First Option shall be ten (10) years.

                    (B) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
Section 8 hereof.

                    (C) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the First Option.

                    (D) the First Option shall become exercisable as to one-twelfth of the Shares subject to the First Option one month from its date of grant, and as to an additional one-twelfth of the Shares subject to the First Option each month thereafter, provided that the Optionee remains an Outside Director as of the end of each one month period, so that one year from its date of grant the First Option shall be fully vested.

               (vi) The terms of a Subsequent Option granted hereunder shall be as follows:

                    (A) the term of a Subsequent Option shall be ten (10) years.

                    (B) a Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
Section 8 hereof.

                    (C) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of a Subsequent Option.

                    (D) a Subsequent Option shall become exercisable as to one-twelfth of the Shares subject to such Option one month from its date of grant, and as to an additional one-twelfth of the Shares subject to such Option each month thereafter, provided that the Optionee remains an Outside Director as of the end of each one month period, so that one year from its date of grant a Subsequent Option shall be fully vested.

               (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the number of Shares in the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

     5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

          The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

     6. Term of Plan. The Plan shall become effective upon the date that the Company's registration statement on Form S-1 for the purpose of effecting the initial public offering of the Common Stock becomes effective under the Securities Act of 1933, as amended (the "Securities Act"). It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

     7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash,
(2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (7) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; (8) any combination of the foregoing methods of payment, (9) or such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company (Section 315(b) of the California corporation law).

     8.   Exercise of Option.

          (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Rule 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify Plan transactions, and other transactions by Outside Directors that otherwise could be matched with Plan transactions, for the maximum exemption from Section 16 of the Exchange Act.

          (c) Termination of Continuous Status as a Director. In the event an Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (d) Disability of Optionee. In the event Optionee's Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (e) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     10. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

          (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, in a transaction or series of transactions whereby the stockholders of the Company hold less than a majority of the outstanding capital stock of the surviving or successor entity, each outstanding Option shall become fully vested and exercisable, including as to Shares that would not otherwise be exercisable. If an Option becomes fully vested and exercisable in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option shall terminate upon the expiration of such thirty
(30) day period.

     11.  Amendment and Termination of the Plan.

          (a) Amendment and Termination. Except as set forth in Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

     12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

     13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     16. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.


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